MERRILL LYNCH
EMERGING TIGERS
FUND, INC.








FUND LOGO








Quarterly Report

February 28, 1997





Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term invest-ment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




















Merrill Lynch
Emerging Tigers Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH EMERGING TIGERS FUND, INC.


Asset Allocation
As a Percentage* of
Net Assets as of
February 28, 1997


A map illustrating the following percentages:

India                    3.2%
Indonesia               11.1%
Malaysia                40.8%
Thailand                 3.5%
Singapore               15.7%
China                    8.5%
Indochina                0.8%
Philippines             14.5%


[FN]
*Total may not equal 100%.



DEAR SHAREHOLDER


For the three-month period ended February 28, 1997, Merrill Lynch Emerging Tigers Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +7.06%, +6.76%, +6.70% and +6.95%, respectively, compared to a +5.73% return for the unmanaged Southeast Asia Emerging Markets Index. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual and aggregate total returns, can be found on pages 4--6 of this report to shareholders.)

Portfolio Matters
In Malaysia, the current account deficit continues to decline because of decreasing imports and the weakness of the yen (Malaysia is a large importer of Japanese capital equipment and components). Malaysia even posted a small current account surplus in January. However, we do not expect this trend to continue. The Malaysian government has been delaying the imports of large items, such as airplanes, in order to bring the current account deficit down. Eventually, the government will have to make these purchases. The business cycle in Malaysia has been extended despite increases in interest rates. Money supply growth is still strong because of rapid growth in lending and large amounts of spending by the government.

We believe that the stock market will be supported for the intermediate term by large flows of liquidity, primarily from local investors but also from foreign investors. The stock market is now fairly valued on a historical basis. Earnings growth is quite respectable and is forecast to be 15% for 1997. For these reasons, the Fund increased its exposure to Malaysia during the February quarter, although it is still underweighted relative to the Southeast Asia Emerging Markets Index. During the quarter, we increased exposure to infrastructure-related companies such as United Engineers (Malaysia) Ltd. and Renong BHD. These companies will benefit from the government expenditure on infrastructure. The Fund also has a large exposure to the consumer sector, which is currently booming in Malaysia.

In Singapore, the economy appears to be recovering after last year's slowdown caused by the decline in electronic exports. We expect the recovery to be slow because the global electronics cycle is forecast to pick up only in the middle of this year. Further positive news is that the property sector has not had a severe correction as many investors expected. Prices have only declined marginally because of government efforts to contain speculation. Share prices of property developers have significantly outperformed the Indonesian stock market. Accordingly, our holdings in City Developments Ltd. and DBS Land Ltd., two major property development companies, have performed very well in the last few months.

During the February quarter, we established a position in the elec-tronics company Elec & Eltek International Company Ltd. We expect the company to benefit from the pick up in the electronics cycle and, as a result, produce strong earnings.

Although there are positive trends underway in Singapore, the Fund is currently underweighted there. With less-attractive corporate earnings growth and share price valuations relative to other emerging tiger stock markets, we believe that Singapore will underperform in 1997.

The Philippine stock market is likely to be supported by strong corporate earnings growth in 1997. In addition, a declining inflation rate and an increasing money supply should lead to interest rate cuts this year. There is a small concern about the current account deficit, but we believe that the deficit is well funded by direct foreign investment which is flowing into the country in large amounts. The Philippine economy is still at the early stages of its economic development and, in our view, is capable of a sustained high rate of growth for the next few years. Therefore, the Fund has a very overweighted position in the Philippines.

Our Philippine investments are heavily weighted in infrastructure-related and consumer stocks. The country needs a vast amount of infrastructure in order to support the rate of economic growth and investment into manufacturing. The rapid rate of economic growth has increased gross domestic product (GDP) per capita, and therefore has also increased the amount of disposable income for consumers. Therefore, we believe that consumer companies should profit from this trend.

The Indonesian economy is on the road to a strong recovery in 1997. With the tight monetary policy pursued by the central bank over the past year, the rate of inflation has been declining steadily. It appears that the central bank now has the ability to lower interest rates in the coming year. Liquidity in the system has increased significantly, and both local and foreign sentiment has turned increasingly bullish.

Corporate earnings growth is likely to be in the 20%--25% range and the valuation for the stock market is quite reasonable at 16 times estimated 1997 earnings. This valuation compares favorably with the other Asian tiger stock markets, as well as to the US stock market. Accordingly, the Fund has increased its already overweighted position in Indonesia.

The Fund has a large exposure to P.T. Bank International Indonesia. With wide interest rate spreads and increasing loan growth, we expect this bank to be very profitable this year. In addition, Bank International Indonesia is one of the largest, well-capitalized banks in the country.

In The People's Republic of China, the economy continues to recover at a slow but steady rate. Exports are showing a strong pick up. Bank credit is increasing, as is consumer spending growth. The Hong Kong, Shenzhen and Shanghai stock markets all reacted well to the death of Deng Xiao Ping. Political stability appears to be continuing in China with Jiang Zemin still ostensibly in control. The current meeting of the National People's Congress is stressing the importance of continuing economic reform. We do not expect changes in political leadership to take place immediately, but we will have to watch unfolding events carefully in the next few months. However, we believe that it is likely that the current government will be maintained. Good economic and corporate fundamentals support our overweighted position in China.

Over the past two months, a pick up in liquidity and improving investor sentiment have driven up the Indian stock market over the past two months. Investors expect economic recovery as interest rates decline. In addition, a new budget proposal was recently announced which included provisions for lower corporate and personal income taxes as well as an increase in permitted foreign holdings in Indian companies from 24% to 30%. The proposed budget still has to be passed in Parliament, which is doubtful because the government is made up of a fragile coalition and there is no support from many of the opposition parties.

Over the longer term, India still faces many structural problems. It has to dismantle a system of government subsidies, lower import tariffs further, and open its economy to greater competition. Furthermore, the large budget deficit (8% of GDP) is crowding out private investment and will keep long-term interest rates high. Therefore, we continue to underweight the Indian stock market.

We remain underweighted in Thailand. The Thai economy is undergoing a slowdown, which we do not expect to end soon. The government appears unable to stimulate the economy through lowering interest rates, since doing so would result in an outflow of funds and thereby destabilize the baht peg. Therefore, Thai interest rates remain high in order to support the baht, which is being threatened with devaluation by speculators. High interest rates have caused difficulties for the property sector, which is already suffering from a heavy oversupply of residential as well as commercial real estate. The interest rate environment has also eroded bank earnings.

We do not expect the Thai economy to improve until there is a pick up in exports and manufacturing. Domestic demand is unlikely to recover because of the high interest rates. Corporate earnings are likely to be poor in the first half of 1997, which will keep stock prices depressed.

In Conclusion
We are very positive on almost all of the emerging tiger countries. Many of them are now experiencing a recovery in their business cycles, which will lead to higher corporate earnings growth. Moreover, the long-term outlook for some countries such as China, Indonesia and the Philippines, is especially good, in our opinion, because they are still in the early stages of economic development. Furthermore, compared to the US stock market, valuations for many of the emerging tiger stock markets are currently very attractive.

We thank you for your investment in Merrill Lynch Emerging Tigers
Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President

(Kara Tan Bhala)
Kara Tan Bhala
Vice President and Portfolio Manager


March 19, 1997



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results*
                                                                                    12 Month    3 Month
                                                   2/28/97  11/30/96    2/29/96++   % Change++  % Change
Class A Shares++++                                 $16.64    $15.59     $15.40        +8.05%      +6.74%
Class B Shares                                      16.58     15.53      15.53        +6.76       +6.76
Class C Shares                                      16.56     15.52      15.53        +6.63       +6.70
Class D Shares                                      16.63     15.58      15.53        +7.08       +6.74
Class A Shares++++--Total Return                                                      +8.38(1)    +7.06(1)
Class B Shares--Total Return                                                          +6.76       +6.76
Class C Shares--Total Return                                                          +6.63       +6.70
Class D Shares--Total Return                                                          +7.29(2)    +6.95(2)

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  ++Investment results and net asset values shown for Class B, Class C and Class D Shares are since their inception on 6/10/96. ++++Performance results for per share net asset value of Class A
    Shares prior to June 10, 1996 are for the period when the Fund was closed-end.
 (1)Percent change includes reinvestment of $0.046 per share ordinary income distributions.
 (2)Percent change includes reinvestment of $0.030 per share ordinary income distributions.


Average Annual
Total Return++


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                       +12.40%         +6.50%
Inception (3/04/94) through 12/31/96      + 4.48          +2.50

[FN]
++Performance results for per share net asset value of Class A
  Shares prior to June 10, 1996 are for the period when the Fund was closed-end.
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Aggregate
Total Return


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Inception (6/10/96) through 12/31/96       +1.48%         -2.52%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (6/10/96) through 12/31/96       +1.35%         +0.35%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after one year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (6/10/96) through 12/31/96       +1.81%         -3.54%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares++
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed       Dividends Paid*        % Change**
3/4/94--12/31/94          $14.18      $14.02                --                  --               + 0.12%
1995                       14.02       14.09                --                $0.148             + 0.58
1996                       14.09       15.79                --                 0.057             +12.40
1/1/97--2/28/97            15.79       16.64                --                  --               + 5.38
                                                                              ------
                                                                        Total $0.205

                                                          Cumulative total return as of 2/28/97: +19.27%**

++Performance results for per share net asset value of Class A
  Shares prior to June 10, 1996 are for the period when the Fund was closed-end.
 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                 Shares Held/                                                                        Percent of
COUNTRY      Industries          Face Amount            Long-Term Investments               Cost             Value   Net Assets
China        Conglomerates         4,702,000  Guangdong Investments, Ltd. (a)          $  3,258,754     $  4,584,681    2.3%
                                     235,100  Guangdong Tannery Ltd.                         31,636           77,423    0.0
                                     800,000  Shanghai Industrial Holdings Ltd.           2,028,044        3,430,106    1.7
                                                                                       ------------     ------------  ------
                                                                                          5,318,434        8,092,210    4.0

             Food                  8,000,000  Tingyi (Cayman Islands) Holding Co.         2,087,068        1,963,013    1.0

             Infrastructure          903,000  New World Infrastructure Ltd.               2,333,319        2,682,224    1.4

             Real Estate           1,284,400  China Overseas Land & Investment
                                              Ltd.                                          646,537          750,583    0.4
                                   1,522,000  China Resources Enterprise Ltd.             1,851,851        3,420,136    1.7
                                                                                       ------------     ------------  ------
                                                                                          2,498,388        4,170,719    2.1

                                              Total Long-Term Investments in
                                              China                                      12,237,209       16,908,166    8.5

India        Consumer Products       456,000  IFB Industries Ltd.                           540,796          464,268    0.2

             Engineering             161,000  Larsen & Toubro Ltd. (GDR)**                2,566,250        2,270,100    1.2

             Financial Services       45,181  Housing Development Finance
                                              Corporation Ltd.                            2,812,530        3,591,165    1.8

                                              Total Long-Term Investments in
                                              India                                       5,919,576        6,325,533    3.2


Indochina    Mutual Funds             75,000  Southeast Asia Frontier Fund                  397,500          262,500    0.1
                                     141,300  Vietnam Frontier Fund                       1,455,390        1,377,675    0.7

                                              Total Long-Term Investments in
                                              Indochina                                   1,852,890        1,640,175    0.8


Indonesia    Banking               3,959,214  P.T. Bank International Indonesia           1,839,448        3,304,853    1.6
                                     351,932  P.T. Bank International Indonesia
                                              (Warrants)(b)                                  45,227          156,431    0.1
                                                                                       ------------     ------------  ------
                                                                                          1,884,675        3,461,284    1.7

             Building &            3,592,000  P.T. Citra Marga Nusaphala                  2,427,206        3,335,643    1.7
             Construction

             Food                  2,469,000  P.T. Davomas Abadi 'Foreign'                2,154,008        3,374,781    1.7

             Insurance             3,374,000  P.T. Lippo Life Insurance                   3,795,842        4,294,950    2.2

             Telecommunications       56,600  P.T. Telekomunikasi Indonesia
                                              (Persero)(ADR)*                             1,178,424        1,945,625    1.0

             Tobacco               1,107,500  P.T. Hanjaya Mandala Sampoerna              1,958,010        5,500,522    2.8

                                              Total Long-Term Investments in
                                              Indonesia                                  13,398,165       21,912,805   11.1


Malaysia     Automobiles             389,000  Edaran Otomobil Nasional BHD                3,780,143        3,995,770    2.0

             Banking                 750,600  Arab-Malaysian Merchant Bank BHD            3,417,531        7,075,142    3.6
                                   3,400,666  Public Bank BHD 'Foreign'                   5,475,007        7,945,161    4.0
                                                                                       ------------     ------------  ------
                                                                                          8,892,538       15,020,303    7.6

             Building &            1,907,000  I.J.M. Corp. BHD                            3,299,946        5,108,379    2.6
             Construction

             Conglomerates         1,066,000  Malaysian Plantations BHD                   2,531,919        2,512,024    1.3
                                   2,745,000  Renong BHD                                  3,950,363        4,997,946    2.5
                              US$  1,185,000  Renong BHD, 2.50% due 1/15/2005             1,387,313        1,422,000    0.7
                                                                                       ------------     ------------  ------
                                                                                          7,869,595        8,931,970    4.5

             Consumer                340,500  Amway (Malaysia) Holdings BHD               2,073,026        2,263,142    1.2
             Products

             Forest           US$  2,610,000  Aokam Perdana BHD, 3.50% due
             Products                         6/13/2004 (Convertible)                     1,978,945        2,009,700    1.0

             Industrial              508,475  O.Y.L. Industries BHD                       2,833,447        4,956,735    2.5

             Infrastructure          681,344  United Engineers (Malaysia) Ltd.            4,634,449        6,285,107    3.2

             Insurance               576,000  MNI Holdings                                3,132,208        3,248,338    1.6

             Leisure               1,936,000  Berjaya Sports TOTO BHD                     3,413,549       11,229,970    5.7

             Publishing              807,000  Star Publications (Malaysia) BHD            2,992,748        3,543,323    1.8

             Real Estate             980,000  IOI Properties BHD                          3,555,471        3,335,750    1.7
                                   1,140,000  Malaysian Resources Corp. BHD               4,749,895        4,821,752    2.4
                                                                                       ------------     ------------  ------
                                                                                          8,305,366        8,157,502    4.1
             Telecommuni-     US$  2,090,000  Telekom Malaysia BHD, 4% due
             cations                          10/03/2004                                  2,116,224        2,032,525    1.0


             Utilities--             813,000  Tenaga Nasional BHD                         3,736,135        3,897,160    2.0
             Electric

                                              Total Long-Term Investments in
                                              Malaysia                                   59,058,319       80,679,924   40.8



SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
                                 Shares Held/                                                                        Percent of
COUNTRY      Industries          Face Amount            Long-Term Investments               Cost             Value   Net Assets
Philippines  Banking          US$  3,790,000  Metropolitan Bank & Trust Company,
                                              2.75% due 9/10/2000                      $  4,813,077     $  5,722,900    2.9%

             Beverages               693,840  San Miguel Corp. 'B'                        2,393,916        2,585,411    1.3

             Conglomerates           219,900  Benpres Holdings Corp. (GDR)**              2,159,018        1,814,175    0.9

             Engineering &         4,317,600  DMCI Holdings Inc.                          2,795,089        3,201,262    1.6
             Construction

             Food & Beverage       3,256,800  Universal Robina Corp.                      2,470,844        1,640,783    0.8

             International         5,750,850  International Container Terminal
             Trade                            Services, Inc.                              3,668,573        3,498,616    1.8

             Real Estate      US$  1,315,000  AC International Finance, 1.74%
                                              due 12/08/2000 (c)                          1,230,929        1,199,938    0.6
                                   1,182,500  Ayala Land, Inc. 'B'                        1,256,677        1,416,302    0.7
                                                                                       ------------     ------------  ------
                                                                                          2,487,606        2,616,240    1.3

             Retail                7,486,346  SM Prime Holdings, Inc.                     1,229,712        2,248,750    1.2
                                   9,670,000  Uniwide Holdings, Inc.                      1,792,055        2,426,692    1.2
                                                                                       ------------     ------------  ------
                                                                                          3,021,767        4,675,442    2.4

             Utilities--             372,659  Manila Electric Co. (MERALCO) 'B'           2,542,642        2,961,435    1.5
             Electric

                                              Total Long-Term Investments in the
                                              Philippines                                26,352,532       28,716,264   14.5


Singapore    Airlines                432,000  Singapore Airlines Ltd. 'Foreign'           4,204,908        3,818,450    1.9

             Banking                 397,000  Development Bank of Singapore Ltd.          4,062,639        5,263,627    2.7
                                     446,400  United Overseas Bank Ltd.                   3,524,140        5,073,083    2.6
                                                                                       ------------     ------------  ------
                                                                                          7,586,779       10,336,710    5.3

             Beverages               196,000  Fraser & Neave Ltd.                         1,858,848        1,759,944    0.9

             Electronics             209,000  Elec & Eltek International
                                              Company Ltd.                                  990,442        1,032,460    0.5

             Industrial              635,000  Clipsal Industries Ltd.                     1,767,649        2,603,500    1.3

             Publishing &            225,800  Singapore Press Holdings Ltd.               3,333,118        4,403,536    2.2
             Broadcasting

             Real Estate             350,000  City Developments Ltd.                      2,826,650        3,461,943    1.8
                                     936,000  DBS Land Ltd.                               2,717,478        3,644,195    1.8
                                                                                       ------------     ------------  ------
                                                                                          5,544,128        7,106,138    3.6

                                              Total Long-Term Investments in
                                              Singapore                                  25,285,872       31,060,738   15.7


Thailand     Banking          US$  1,844,000  Bangkok Bank Public Company Ltd.,
                                              3.25% due 3/03/2004                         2,156,115        1,576,620    0.8
                                     159,620  Bangkok Bank Public Company Ltd.
                                              'Foreign'                                   1,461,931        1,405,692    0.7
                                      53,512  Thai Farmers Bank, Ltd. 'Foreign'
                                              (Warrants)(b)                                  53,003           33,070    0.0
                                                                                       ------------     ------------  ------
                                                                                          3,671,049        3,015,382    1.5

             Mutual Funds          2,800,000  Ruam Pattana Fund II 'Foreign'              1,953,894        1,027,424    0.5

             Oil--Related            207,500  PTT Exploration and Production
                                              Public Co. 'Foreign'                        1,665,594        2,837,196    1.5

                                              Total Long-Term Investments in
                                              Thailand                                    7,290,537        6,880,002    3.5

                                              Total Long-Term Investments               151,395,100      194,123,607   98.1


                                 Face Amount        Short-Term Securities

United       Commercial       US$    386,000  General Electric Capital Corp.,
States       Paper***                         5.29% due 8/11/1997                           376,755          385,575    0.2
                                   3,293,000  General Motors Acceptance Corp.,
                                              5.43% due 3/03/1997                         3,292,007        3,292,007    1.7

                                              Total Investments in Short-Term
                                              Securities                                  3,668,762        3,677,582    1.9

             Total Investments                                                         $155,063,862      197,801,189  100.0
                                                                                       ============
             Other Assets Less Liabilities                                                                    91,909    0.0
                                                                                                        ------------  ------
             Net Assets                                                                                 $197,893,098  100.0%
                                                                                                        ============  ======
             Net Asset Value:    Class A--Based on net assets of $191,695,748
                                          and 11,519,388 shares outstanding                             $      16.64
                                                                                                        ============
                                 Class B--Based on net assets of $4,507,089 and
                                          271,892 shares outstanding                                    $      16.58
                                                                                                        ============
                                 Class C--Based on net assets of $966,740 and
                                          58,361 shares outstanding                                     $      16.56
                                                                                                        ============
                                 Class D--Based on net assets of $723,521 and
                                          43,516 shares outstanding                                     $      16.63
                                                                                                        ============

  *American Depositary Receipts (ADR).
 **Global Depositary Receipts (GDR).
***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Security is regarded as an investment in China. A company is considered to be in an emerging market Asia-Pacific country when at least 50% of the company's non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents assets or activities located in such countries.
(b)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.



EQUITY PORTFOLIO CHANGES


For the Quarter Ended February 28, 1997

Additions

China Overseas Land & Investment Ltd.
Elec & Eltek International Company Ltd.
Guangdong Tannery Ltd.
MNI Holdings
Malaysian Plantations BHD
P.T. Bank International Indonesia (Warrants)
United Engineers (Malaysia) Ltd.


Deletions

Advanced Info Services PLC
Development Finance Corp.
Finance One Co., Ltd. 'Foreign'
Gujarat Ambuja Cement (GDR)
Industrial Credit & Investment
  Corporation of India Ltd. (GDR)
Land & General BHD (Ordinary)
Land & House Public Co. 'Foreign'
Metropolitan Bank & Trust Company
P.T. Modern Photo Film
Resorts World BHD
Tata Engineering Locomotive Co. (GDR)
Timah Langat BHD
Thai Farmers Bank, Ltd. 'Foreign'



PORTFOLIO INFORMATION


As of February 28, 1997


                                          Percent of
Ten Largest Equity Holdings               Net Assets

Berjaya Sports TOTO BHD                      5.7%
Public Bank BHD 'Foreign'                    4.0
Arab-Malaysian Merchant Bank BHD             3.6
United Engineers (Malaysia) Ltd.             3.2
P.T. Hanjaya Mandala Sampoerna               2.8
Development Bank of Singapore Ltd.           2.7
I.J.M. Corp. BHD                             2.6
United Overseas Bank Ltd.                    2.6
Renong BHD                                   2.5
O.Y.L. Industries BHD                        2.5



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Kara W.Y. Tan Bhala, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863